Exhibit 32.0
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the “Company”), does hereby certify that:
     The Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 16, 2005	/s/ Patrick T. Manning

Patrick T. Manning Chief Executive Officer

Dated: November 16, 2005	/s/ Maarten D. Hemsley

Maarten D. Hemsley Chief Financial Officer

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